UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2016

FARMLAND PARTNERS INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36405 (Commission File Number)	46-3769850 (IRS Employer Identification No.)

4600 S. Syracuse Street, Suite 1450 Denver, Colorado (Address of principal executive offices)	80237 (Zip Code)

Registrant’s telephone number, including area code: (720) 452-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                Other Events.

Material U.S. Federal Income Tax Considerations

The information included in this Current Report on Form 8-K under this heading “Material U.S. Federal Income Tax Considerations” and in Exhibit 99.1 hereto supersedes and replaces, in their entirety: (i) the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated May 14, 2015, which is part of the Registration Statement on Form S-3 (File No. 333-203798), as amended, of Farmland Partners Inc. (the “Company”) and (ii) and the disclosure under the heading “Material U.S. Federal Income Tax Considerations” in the prospectus dated May 14, 2015, which is part of Company’s Registration Statement on Form S-3 (File No. 333-203799), as amended.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMLAND PARTNERS INC.

Dated: April 1, 2016	By:	/s/ Luca Fabbri
Luca Fabbri
Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Material U.S. Federal Income Tax Considerations